UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GIGCAPITAL, INC.

(Name of Registrant as Specified in its Charter)

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GIGCAPITAL, INC.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

To the Stockholders of GigCapital, Inc.:

You are cordially invited to attend the 2019 annual meeting of stockholders (the “Annual Meeting”) of GigCapital, Inc. (the “Company”) to be held on Thursday, September 26, 2019 at 10:00 a.m., local time, at the offices of the Company, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, California 94303 to consider and vote upon the following proposals:

1. To elect five directors to serve as directors on the Company’s Board of Directors (the “Board”) until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

2. To ratify the selection by our Audit Committee of BPM LLP to serve as our independent registered public accounting firm for the year ending September 30, 2019; and

3. Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF BPM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on September 3, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Dr. Avi S. Katz

Chairman, Secretary, President and Chief Executive Officer

This proxy statement is dated August 30, 2019

and is being mailed with the form of proxy on or shortly after September 9, 2019.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

GIGCAPITAL, INC.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 26, 2019

To the Stockholders of GigCapital, Inc.:

NOTICE IS HEREBY GIVEN that the 2019 annual meeting of stockholders (the “Annual Meeting”) of GigCapital, Inc., a Delaware corporation (the “Company”), will be held on Thursday, September 26, 2019 at 10:00 a.m., local time, at the offices of the Company, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, California 94303 to consider and vote upon the following proposals:

1. To elect five directors to serve as directors on the Company’s Board of Directors (the “Board”) until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

2. To ratify the selection by our Audit Committee of BPM LLP (“BPM”) to serve as our independent registered public accounting firm for the year ending September 30, 2019; and

3. Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on September 3, 2019 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/gigcapital/2019.

By Order of the Board,

/s/ Dr. Avi S. Katz

Chairman, Secretary, President and Chief Executive Officer

GIGCAPITAL, INC.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, September 26, 2019, at 10:00 a.m., local time at the offices of the Company, located at

2479 E. Bayshore Rd., Suite 200

Palo Alto, California 94303

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of GigCapital, Inc., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, September 26, 2019 at 10:00 a.m., local time, at the offices of the Company, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, California 94303, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about September 9, 2019.

What is included in these materials?

These materials include:

• This Proxy Statement for the Annual Meeting; and

• The Company’s Annual Report on Form 10-K for the year ended September 30, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2018.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1. To elect five directors to serve as directors on the Board until the 2020 annual meeting of stockholders or until their successors are elected and qualified; and

2. To ratify the selection by our Audit Committee of BPM LLP (“BPM”) to serve as our independent registered public accounting firm for the year ending September 30, 2019.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of BPM as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, as of the close of business on September 3, 2019 are entitled to vote at the Annual Meeting. As of the Record Date, there will be 11,636,542 shares of our common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On September 3, 2019, there will be 11,636,542 shares of the Company’s common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 5,818,272 shares of common stock must be present at the Annual Meeting to constitute a quorum, and as of the Record Date, our initial founding stockholders and directors, will own 4,087,006 shares of common stock, all of which will be present at the meeting, and will therefore count towards this quorum. As a result, we only need an additional 1,731,266 shares of common stock to be present at the meeting in order for there to be a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Dr. Avi S. Katz, our Chairman, Secretary, President and Chief Executive Officer, and Brad Weightman, our Chief Financial Officer, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Messrs. Katz and Weightman to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

• In person.    If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

• By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

• In person.    If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

• By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

• By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our Audit Committee of BPM as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of BPM as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the ratification of BPM to serve as our independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

We will pay the cost of soliciting proxies for the Annual Meeting. We have engaged MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay MacKenzie a fee of $9,000, plus disbursements, and will reimburse MacKenzie for its reasonable out-of-pocket expenses and indemnify MacKenzie and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our Common Stock for their expenses in forwarding soliciting materials to beneficial owners of our Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

c/o GigCapital, Inc.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

Attention: Secretary

Telephone: (650) 276-7040

You may also contact our proxy solicitor at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Telephone: (212) 929-5500 (Call Collect)

or

Call Toll-Free: (800) 322-2885

E-mail: proxy@mackenziepartners.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the Annual Meeting. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to GigAcquisitions, LLC (“GigAcquisitions”). It is one of our initial founding stockholders. Dr. Katz, our Chairman, Secretary, President and Chief Executive Officer, is the sole manager of GigAcquisitions.

What percentage of the outstanding shares of common stock is owned by the Company’s initial founding stockholders and directors?

Currently, our “initial founding stockholders” (defined as GigAcquisitions, Cowen Investments II LLC, a Delaware limited liability company as successor to Cowen Investments LLC, Irwin Silverberg and Jeffrey Bernstein, as well as certain affiliates of GigAcqusitions) and those of our directors who hold shares of Common Stock collectively own thirty-five and twelve hundredths percent (35.12%) of our issued and outstanding shares of common stock, including all of the Founder Shares (as such term is defined in the section entitled “Certain Relationships and Related Transactions”).

Who can answer questions about voting?

If you have any questions about how to vote or direct a vote in respect of your shares of our Common Stock, you may contact MacKenzie, our proxy solicitor, at (212) 929-5500 (call collect), (800) 322-2885 (call toll-free), or by sending an e-mail to proxy@mackenziepartners.com.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of GigCapital, Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Thursday, September 26, 2019, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of the Company, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303, on Thursday, September 26, 2019, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

• To elect five directors to serve as directors on the Board until the 2020 annual meeting of stockholders or until their successors are elected and qualified; and

• To ratify the selection by our Audit Committee of BPM to serve as our independent registered public accounting firm for the year ending September  30, 2019.

Record Date, Voting and Quorum

Our Board fixed the close of business on September 3, 2019, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there will be 11,636,542 shares of the Company’s common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 5,818,272 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum. As of the Record Date, our initial founding stockholders and directors, will own 4,087,006 shares of common stock, all of which will be present at the meeting, and will therefore count towards this quorum. As a result, we only need an additional 1,731,266 shares of common stock to be present at the meeting in order for there to be a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of BPM as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

•

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

•

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

•

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chief Executive Officer and the Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Messrs. Katz and Weightman.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of BPM as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Secretary at (650) 276-7040.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of GigCapital, Inc. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company has engaged MacKenzie to assist in the solicitation of proxies. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of its Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged MacKenzie to assist in the solicitation of proxies for the Annual Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. The Company will pay MacKenzie a fee of $9,000, plus disbursements, reimburse MacKenzie for its reasonable out-of-pocket expenses and indemnify MacKenzie and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as our proxy solicitor. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to our stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting proxies.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303. Our telephone number at such address is (650) 276-7040.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title
Dr. Avi S. Katz	61	Executive Chairman, Secretary, President and Chief Executive Officer
Brad Weightman	64	Chief Financial Officer
Neil Miotto	73	Director
John Mikulsky	74	Director
Peter Wang	63	Director
Jack Porter	58	Director

Dr. Avi S. Katz has served as the Company’s Founder, Executive Chairman of the Board, Chief Executive Officer, President and Secretary since October 2017. Dr. Katz has spent nearly 32 years in international executive positions within the technology, media and telecommunications (TMT) industry working for privately held start-ups, middle-cap companies and large enterprises. In these roles, Dr. Katz has been instrumental in launching and accelerating entities, building teams, large scale fund-raising, developing key alliances and technology partnerships, M&A activities, business development, financial management, global operations and sales and marketing. Dr. Katz is the Founder and Sole Manager of the GigCapital Group (GigCG) and its affiliated entities, including GigAcquisitions, LLC and GigAcquisitions2, LLC. GigCG is an inceptor and managing group of Private-to-Public Equity (PPE) entities, also known as a blank check company or special purpose acquisition company (SPAC) vehicles. He is the Founder, Executive Chairman of the Board and Chief Executive Officer of GigCapital2, Inc. (NYSE: GIX), since its incorporation in March 2019 in Delaware. Dr. Katz is also the Co-Founder and Executive Chairman of Cognizer, Inc., an artificial intelligence (“AI”) company with a natural language understanding platform based on deep learning formed in December 2018. Previously, Dr. Katz dedicated 10 years to developing and managing GigPeak (NYSE American: formerly GIG), originally known as GigOptix, Inc. From its inception in April 2007 until its sale in April 2017, GigPeak provided semiconductor integrated circuits (ICs) and software solutions for high-speed connectivity and video compression. While Dr. Katz was at GigPeak’s helm, the company completed 10 M&A deals. GigPeak was sold to Integrated Device Technology, Inc. (Nasdaq: IDTI) for $250 million in cash in April 2017. From 2003 to 2005, Dr. Katz was the chief executive officer, president, and member of the Board of Directors of Intransa, Inc., which at the time provided full-featured, enterprise-class IP-based Storage Area Networks (SAN). From 2000 to 2003, Dr. Katz was the Chief Executive Officer of Equator Technologies. Equator Technologies sought to commercialize leading edge programmable media processing platform technology for the rapid design and deployment of digital media and imaging products. Equator Technologies was sold to Pixelworks, Inc. for $110 million in 2005. Dr. Katz has held several leadership positions over the span of his 30+ year career within the technology industry and has made numerous angel investments in high-tech companies around the world. In addition, Dr. Katz is a graduate of the Israeli Naval Academy and holds a B.Sc. and Ph.D. in Semiconductors Materials from the Technion (Israel Institute of Technology). He is a serial entrepreneur and long-time angel investor in the TMT sector, holds more than 70 U.S. and international patents, has published approximately 300 technical papers and is the editor of a number of technical books. The Company believes Dr. Katz is qualified to serve on the Board based on his leadership, industry and managerial experience.

Brad Weightman has served as our Chief Financial Officer since August 12, 2019. Mr. Weightman has more than 25 years of global finance and accounting experience with public and private companies of various sizes in the Semiconductor, IoT, hardware, and software industries. From 2017 to 2019, Mr. Weightman served as the Senior Business Controller at Integrated Device Technology (“IDT”), where he provided strategic and financial support for the General Manager and the division prior to IDT’s acquisition by Renesas Electronics Corporation in 2019. From 2015 to 2017, Mr. Weightman was the Corporate Controller at GigPeak and oversaw all accounting and finance functions. From 2014 to 2015, he was the Interim Vice President Finance, Controller of Extron Logistics LLC where he led all accounting and finance activities. Additionally, earlier in his career,

Mr. Weightman held various finance and accounting positions at Echelon Corporation, an early developer of the IoT market, and at large corporations such as Advanced Micro Devices and Xerox Corporation. Mr. Weightman received a Bachelor of Science in Accounting from San Jose State University and is a Certified Public Accountant in California (inactive).

Neil Miotto joined the Company’s Board in October 2017. Mr. Miotto also serves as a director of GigCapital2, Inc. and Cognizer, Inc. Mr. Miotto is a financial consultant and a retired assurance partner of KPMG LLP, where he was a partner for twenty-seven years until his retirement in September 2006. Since his retirement from KPMG LLP, Mr. Miotto has provided high-level financial consulting services to companies in need of timely accounting assistance and in serving on public company boards. He is deemed to be a “audit committee financial expert” under SEC rules. While at KPMG LLP, Mr. Miotto focused on serving large public companies, primarily semiconductor companies. Among the clients he served were National Semiconductor Corporation, Fairchild Semiconductor Corp, and NVIDIA Corporation. Mr. Miotto also served as an SEC reviewing partner while at KPMG LLP. He is a member of the American Institute of Certified Public Accountants. He holds a Bachelor of Business Administration degree from Baruch College, of The City University of New York. He served on the Board of Directors of Micrel, Inc. prior to its acquisition in 2015, and on the Board of Directors of GigPeak from 2008 until its sale in April 2017. The Company believes that Mr. Miotto is qualified to serve on the Board based on his financial and managerial experience, and his experience serving on public company boards.

John J. Mikulsky joined the Company’s Board effective December 7, 2017. Mr. Mikulsky serves as a director of GigCapital2, Inc. and Cognizer, Inc. Mr. Mikulsky served as the Chief Executive Officer from 2016 to 2017, and as a director, from 2014 to 2017, of Traycer Diagnostic Systems, Inc. He previously served as President and Chief Executive Officer of Endwave Corporation from December 2009 until June 2011, when Endwave Corporation was acquired by GigPeak; subsequent to such acquisition, he served on the Board of Directors of GigPeak from 2011 until its sale in 2017. From May 1996 until November 2009, Mr. Mikulsky served Endwave Corporation in a multitude of capacities including Vice President of Product Development, Vice President of Marketing and Business Development and Chief Operating Officer. Prior to Endwave Corporation, Mr. Mikulsky worked as a Technology Manager for Balazs Analytical Laboratory, a provider of analytical services to the semiconductor and disk drive industries, from 1993 until 1996. Prior to 1993, Mr. Mikulsky worked at Raychem Corporation, most recently as a Division Manager for its Electronic Systems Division. Mr. Mikulsky holds a B.S. in electrical engineering from Marquette University, an M.S. in electrical engineering from Stanford University and an S.M. in Management from the Sloan School at the Massachusetts Institute of Technology. The Company believes that Mr. Mikulsky is qualified to serve on the Board based on his leadership and industry experience.

Peter S. Wang joined the Company’s Board effective December 7, 2017. Mr. Wang is a managing partner of Optino Network LLC, a cross-border business strategy and technology transfer advisory service. He also serves on the Technology Advisory Council for Benhamou Global Ventures. Mr. Wang previously served as the founding President of CoolCloudz, an Infrastructure-as-a-Service company, and the Senior Vice President and General Manager of the Cloud Storage Products Business Unit of UIT in China between 2010 and 2012. Mr. Wang co-founded Retrevo Inc., a venture funded Web 2.0 vertical search company employing machine learning technology, and served as the Vice President of Engineering and Operations and Board director between late 2005 and 2009. Mr. Wang led the founding of Intransa Inc., where served as the founding President and Chairman of the Board in late 2000. Intransa Inc. was a pioneer IP SAN company in the storage industry, backed by prominent Silicon Valley venture capital firms. During his tenure at Intransa Inc. through mid-2005, Mr. Wang not only served as the Chief Technology Officer and as a director, but also as Vice President of Engineering and Marketing, driving global strategic partnerships at different stages. Prior to Intransa Inc., Mr. Wang led the Corporate Technology Development Center at 3Com Corp. and served in various leadership positions from 1995 to 2000. Prior to 1995, Mr. Wang led advanced development of distributed computing technologies at TRW Space & Defense and received the TRW Chairman’s Award for Innovation. Mr. Wang was instrumental in a number of IEEE 802, IETF and ANSI standards. He has been awarded over 20 U.S. patents and has published a number of IEEE conferences and other journal papers. He holds M.S. in Management Sciences from Stanford University, M.S. in EECS from University of California, Berkeley, and B.S. in Electrical Engineering from the University of Michigan. The Company believes that Mr. Wang is qualified to serve on the Board based on his leadership and industry experience.

Jack Porter is currently one of the Company’s independent directors. Mr. Porter is a serial entrepreneur. He has been the Chief Executive Officer of ten companies, and founded or served as managing partner at four additional companies during the last 36 years. Most recently, Mr. Porter founded Razor Solutions, Inc. in 2015, an AI data science business, where he currently serves as President, Chief Executive Officer and Executive Chairman. He is also the Executive Chairman of three other AI companies: Sentienz, Inc., an advanced services company that focuses on large big data and AI projects; Argoid, a cognitive big data platform for the retail industry; and Cognizer, Inc., an AI company with a natural language understanding platform based on deep learning formed in December 2018. In 2008, Mr. Porter founded Forward Accelerator, Inc., a start-up accelerator, where he has served as Managing Director since the company’s inception. From June 2006 to January 2010 he was the Chief Executive Officer of Executive Mindshare, a social media community designed for senior business professionals, policy makers, thought leaders and financial decision-makers in specific vertical business industries. From July 2003 to June 2006, he was President and Chief Executive Officer of DecisionView, Inc., which developed advanced analytic systems for the pharmaceutical industry. Mr. Porter has extensive experience in advanced analytics, machine learning, and artificial intelligence. His expertise includes understanding how to leverage complex mathematic algorithms, data visualizations, and sophisticated business models. Mr. Porter has published eight books on technology innovation and entrepreneurship and is a frequent speaker at industry events like the Kellogg Innovation Network, Gartner Group Research Board, and the Deep Think. He is a regular writer for magazines such as Infoworld, CIO Magazine, and eWeek. Mr. Porter attended Washburn University. The Company believes Mr. Porter is qualified to serve on the Board based on his leadership, industry and managerial experience.

Corporate Governance

Number and Terms of Office of Officers and Directors

The members of the Board were elected to the Board in connection with the Company’s initial public offering (“IPO”). The members will stand for re-election at the Company’s 2020 annual meeting of stockholders, which will only be held if the initial business combination with Kaleyra S.p.A. is not consummated prior to the date of the 2020 annual meeting of stockholders. In the event the initial business combination is consummated prior to the date of 2020 annual meeting, at the special meeting of stockholders that will be held to seek approval of the initial business combination stockholders will be asked to vote on the directors who will comprise the Board after the closing of the initial business combination.

The Company’s executive officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Company’s Board is authorized to appoint persons to the offices set forth in the Company’s Bylaws as it deems appropriate. The Company’s Bylaws provide that the Company’s executive officers may consist of a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the Board.

Committee Membership, Meetings and Attendance

The Company’s Board has three standing committees: the Audit Committee; a Compensation Committee; and a Nominating and Corporation Governance Committee. Each of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are composed solely of independent directors. Each committee operates under a charter that is approved by the Company’s Board and has the composition and responsibilities described below.

During the fiscal year ended September 30, 2018:

• the Company’s Board held four meetings; and

• the Company’s Audit Committee held three meetings.

Each of the Company’s incumbent directors attended or participated in at least seventy-five percent (75%) of the meetings of the Company’s Board and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended September 30, 2018.

The Company encourages all of its directors to attend the Company’s annual meetings of stockholders. This Annual Meeting will be the Company’s first annual meeting of stockholders.

Audit Committee

Messrs. Miotto, Mikulsky, Wang and Porter currently serve as members of the Audit Committee. Mr. Miotto serves as chairman of the Audit Committee. Under the NYSE listing standards and applicable SEC rules, the Company is required to have three members of the Audit Committee all of whom must be independent. Messrs. Miotto, Mikulsky, Wang and Porter are independent.

Each member of the Audit Committee is financially literate and the Company’s Board has determined that Mr. Miotto qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The Company has adopted an Audit Committee charter, which details the purpose and principal functions of the Audit Committee, including:

• assisting the Board in the oversight of (i) the accounting and financial reporting processes of the Company and the audits of the financial statements of Company, (ii) the preparation and integrity of the financial statements of the Company, (iii) the compliance by the Company with financial statement and regulatory requirements, (iv) the performance of the Company’s internal finance and accounting personnel and its independent registered public accounting firms, and (v) the qualifications and independence of the Company’s independent registered public accounting firms;

• reviewing with each of the internal and independent registered public accounting firms the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation;

• reviewing and discussing with management and internal auditors the Company’s system of internal control and discuss with the independent registered public accounting firm any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of its audit;

• reviewing and discussing with management, internal auditors and independent registered public accounting firm the Company’s financial and critical accounting practices, and policies relating to risk assessment and management;

• receiving and reviewing reports of the independent registered public accounting firm discussing (i) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (ii) all alternative treatments of financial information within U.S. GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and (iii) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

• reviewing and discussing with management and the independent registered public accounting firm the annual and quarterly financial statements and section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

• reviewing, or establishing, standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies;

• discussing with management and the independent registered public accounting firm any changes in Company’s critical accounting principles and the effects of alternative U.S. GAAP methods, off-balance sheet structures and regulatory and accounting initiatives;

• reviewing material pending legal proceedings involving the Company and other contingent liabilities;

• meeting periodically with the Chief Executive Officer, Chief Financial Officer, the senior internal auditing executive and the independent registered public accounting firm in separate executive sessions to discuss results of examinations;

• reviewing and approving all transactions between the Company and related parties or affiliates of the officers of the Company requiring disclosure under Item 404 of Regulation S-K prior to the Company entering into such transactions;

• establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters;

• reviewing periodically with the Company’s management, the independent registered public accounting firm and outside legal counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities; and

• establishing policies for the hiring of employees and former employees of the independent registered public accounting firm.

A copy of the Company’s Audit Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303, or may be accessed on the Company’s website at https://www.gigcapitalglobal.com/investors.

Compensation Committee

The Company has established a Compensation Committee of the Board consisting of Messrs. Mikulsky, Wang and Porter. Mr. Mikulsky serves as chairman of the Compensation Committee. The Company has adopted a Compensation Committee charter that details the purpose and responsibility of the Compensation Committee, including:

• reviewing the performance of the Chief Executive Officer and executive management;

• assisting the Board in developing and evaluating potential candidates for executive positions (including Chief Executive Officer);

• reviewing and approving goals and objectives relevant to the Chief Executive Officer and other executive officer compensation, evaluating the Chief Executive Officer’s and other executive officers’ performance in light of these corporate goals and objectives, and setting Chief Executive Officer and other executive officer compensation levels consistent with its evaluation and the Company’s philosophy;

• approving the salaries, bonus and other compensation for all executive officers;

• reviewing and approving compensation packages for new corporate officers and termination packages for corporate officers as requested by management;

• reviewing and discussing with the Board and senior officers plans for officer development and corporate succession plans for the Chief Executive Officer and other senior officers;

• reviewing and making recommendations concerning executive compensation policies and plans;

• reviewing and recommending to the Board the adoption of or changes to the compensation of the Company’s directors;

• reviewing and approving the awards made under any executive officer bonus plan, and providing an appropriate report to the Board;

• reviewing and making recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans, and, except as otherwise delegated by the Board, acting as the “Plan Administrator” for equity-based and employee benefit plans;

• approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees;

• reviewing periodic reports from management on matters relating to the Company’s personnel appointments and practices;

• assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

• issuing an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable SEC rules and regulations;

• annually evaluating the Committee’s performance and the Committee’s charter and recommending to the Board any proposed changes to the charter or the Committee; and

• undertaking all further actions and discharging all further responsibilities imposed upon the Committee from time to time by the Board, the federal securities laws or the rules and regulations of the SEC.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

A copy of the Company’s Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303, or may be accessed on the Company’s website at https://www.gigcapitalglobal.com/investor.

Nominating and Corporate Governance Committee

The Company has established a Nominating and Corporate Governance Committee of the Board. The members of the Company’s nominating and corporate governance committee are Messrs. Wang, Porter, Mikulsky and Miotto. Mr. Wang serves as chair of the Nominating and Corporate Governance Committee. The Company has adopted a Nominating and Corporate Governance Committee charter, which details the purpose and responsibilities of the Nominating and Corporate Governance Committee, including:

• developing and recommending to the Board the criteria for appointment as a director;

• identifying, considering, recruiting and recommending candidates to fill new positions on the Board;

• reviewing candidates recommended by stockholders;

• conducting the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates; and

• recommending director nominees for approval by the Board and election by the stockholders at the next annual meeting.

The charter provides that the Nominating and Corporate Governance Committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

The Company has not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of the Company’s business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of the Company’s stockholders.

A copy of the Company’s Nominating and Corporate Governance Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303, or may be accessed on the Company’s website at https://www.gigcapitalglobal.com/investors

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Neil Miotto

John Mikulsky

Peter Wang

Jack Porter

* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

The Company’s governance framework provides the Board with flexibility to select the appropriate Board leadership structure for the Company. In making leadership structure determinations, the Company’s Board considers many factors, including the specific needs of the Company and what is in the best interests of the Company’s stockholders. While the Board does not currently have a formal policy on whether the role of the Chief Executive Officer and Executive Chairman of the Board should be separate, since 2017, Dr. Katz has served as the Company’s Chief Executive Officer, President, Executive Chairman of the Board and Secretary. The Company believes this structure is appropriate for the Company at this time, as the combined roles help provide strong and consistent leadership for the Company’s management team and Board. When the Board convenes for a meeting, the non-management directors meet in executive session if the circumstances warrant.

Given the composition of the Board with a majority of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if the circumstances change.

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its Audit Committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The Audit Committee addresses risks that fall within the Audit Committee’s area of responsibility. For example, the Audit Committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board from time to time as requested.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serves and in the past year has not served as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving on the Company’s Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, and on written representations from the reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were met on a timely basis during the fiscal year ended September 30, 2018.

Code of Ethics

The Company has adopted a Code of Ethics applicable to the Company’s management team and employees in accordance with applicable federal securities laws. You can review the Code of Ethics, as well as the Company’s other publicly filed documents, by accessing the Company’s public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from the Company, or may be accessed on the Company’s website at https://www.gigcapitalglobal.com/investors. The Company intends to disclose any amendments to or waivers of certain provisions of the Company’s Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

Commencing on the date that the Company’s securities were first listed on the NYSE through the earlier of consummation of the Company’s initial business combination or our liquidation, the Company has and will continue to pay its sponsor a total of $20,000 per month, which funds are used to pay for office space, utilities, secretarial and administrative services. This arrangement was agreed to by an affiliate of the Company’s Executive Chairman and Chief Executive Officer for the Company’s benefit and is not intended to provide such affiliate of the Company’s Executive Chairman and Chief Executive Officer compensation in lieu of a salary. The Company believes that such fees are at least as favorable as it could have obtained from an unaffiliated third party for such services. In addition, Ms. McDonough, the Company’s former Vice President and Chief Financial Officer was party to a Strategic Services Agreement, which expired upon her resignation effective on August 12, 2019. On August 6, 2019, the Company entered into a Strategic Services Agreement with Brad Weightman, effective August 12, 2019 for an initial term of one year. Pursuant to Mr. Weightman’s Strategic Services Agreement, he is paid a monthly rate of $5,000 per month. Finally, prior to the consummation of the IPO, the Company issued an aggregate of 65,000 insider shares, in consideration of their future services to us, to three of its independent directors and to Mr. Barrett Daniels, who served as the Company’s Vice President and Chief

Financial Officer prior to Ms. McDonough’s appointment to that role. Each of these three directors received 20,000 shares of Common Stock, and Mr. Daniels received 5,000 shares of Common Stock, which he subsequently forfeited upon his resignation in 2018. Mr. Daniels as also a party to a Strategic Services Agreement which expired upon his resignation effective July 1, 2018.

Except as set forth above, no compensation will be paid to the sponsor, executive officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of our initial business combination, if completed. Additionally, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Company’s independent directors review on a quarterly basis all payments that were made to the sponsor, executive officers, directors or the Company’s or their affiliates. The Company is not party to any agreements with its officers and directors that provide for benefits upon termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of August 30, 2019 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

• each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

• each of our executive officers and directors that beneficially owns shares of our common stock; and

• all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock (2)
GigAcquisitions, LLC (3)	2,413,007	(4)	20.74%

GigFounders, LLC (5)	607,056		5.22%
Dr. Avi S. Katz (3) (5)	3,020,063		25.95%
Brad Weightman	0		—
Tara McDonough (6)	—		—
Barrett Daniels (7)	—		—
Neil Miotto	—		—
John Mikulsky	20,000		*
Peter Wang	20,000		*
Jack Porter	20,000		*

All directors and officers as a group (7 individuals)	3,080,063		26.47%

* Less than 1%.

(1) Unless otherwise indicated, the business address of each of the individuals is 2479 E. Bayshore Road, Suite 200, Palo Alto CA.

(2) Based on 11,636,542 shares of common stock outstanding as of July 31, 2019.

(3) Represents shares held by our sponsor. The shares held by our sponsor are beneficially owned by Avi S. Katz, our Executive Chairman, Secretary, President, Chief Executive Officer and Secretary, and the manager of our sponsor, who has sole voting and dispositive power over the shares held by our sponsor.

(4) Does not include 271,776 shares of common stock underlying warrants or 36,237 shares of common stock underlying rights that are not exercisable within 60 days.

(5) Represents shares held by GigFounders, LLC (“GigFounders”). The shares held by GigFounders are beneficially owned by Avi S. Katz, our Executive Chairman, Secretary, President, Chief Executive Officer and Secretary, and the Managing Member of GigFounders, who has sole voting and dispositive power over the shares held by GigFounders.

(6) The Company’s former Chief Financial Officer until August 12, 2019.

(7) The Company’s former Chief Financial Officer until July 1, 2018.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During October 2017, the sponsor, Cowen Investments II LLC, and Messrs. Silverberg and Bernstein (the “Founders”) purchased 4,267,500 shares of common stock (“Founder Shares”) for $25,000, or approximately $0.005858 per share. In November and December 2017, the Company canceled 738,750 Founder Shares for no consideration. Additionally, on December 7, 2017, we issued an aggregate of 65,000 Founder Shares solely in consideration of then-future services to each of our independent directors and to Mr. Barrett Daniels, our former Vice President and Chief Financial Officer. As a result, each of Messrs. Mikulsky, Wang and Porter have received 20,000 Founder Shares, and Mr. Daniels received 5,000 Founder Shares, which were cancelled upon Mr. Daniels’s resignation in July 2018. The Founder Shares are identical to the common stock included in the units sold in the IPO except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

The Founders purchased from the Company an aggregate of 489,500 private placement units at a price of $10.00 per unit in a private placement that occurred prior to the IPO. The Founders also purchased from the Company an aggregate of 8,756 private placement units in a second closing of the private placement that occurred simultaneously with the completion of the second closing of the IPO with the exercise of the over-allotment option. Each private placement unit consists of one share of the Company’s common stock, $0.0001 par value, three-fourths of a private placement warrant, and one private placement right to receive one-tenth of a share of common stock upon the consummation of the initial business combination. Warrants will only be exercisable for whole shares at $11.50 per share. Unlike the public warrants included in the public units sold in the IPO, if held by the original holder or its permitted transferees, the private placement warrants included in the private placement units are not redeemable by the Company and subject to certain limited exceptions, are subject to transfer restrictions until one year following the consummation of the initial business combination. If the private placement warrants are held by holders other than the initial holders or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by holders on the same basis as the public warrants included in the units sold in the IPO.

The Company entered into a promissory note agreement with the sponsor, whereby the sponsor agreed to loan the Company up to an aggregate amount not to exceed $55,000 (“Sponsor Promissory Notes”) to be used for the payment of expenses related to the IPO. The Sponsor Promissory Notes were non-interest bearing, unsecured and were due on the earlier of (i) December 31, 2017 or (ii) December 12, 2017, the date on which the Company completed the IPO. The Sponsor Promissory Notes were repaid in December 2017.

Subject to certain limited exceptions, our Founders and management team have agreed not to transfer, assign or sell any of their Founder Shares or private placement units, or the securities underlying the private placement units, including the and the common stock underlying the units, until one year after the date of the consummation of the initial business combination. Notwithstanding the foregoing, (1) if the last sale price of our Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (2) if the post-combination company consummates a liquidation, merger, stock exchange or other similar transaction after the initial business combination which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property, then the aforenamed securities will be released from the lock-up. Permitted transferees would be subject to the same restrictions and other agreements of our initial stockholders with respect to any such securities.

In order to meet our working capital needs, the Founders, executive officers and directors, or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. Up to $1,500,000 of such loans may be convertible into additional units of the post-business combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the private placement units.

On June 10, 2019, an aggregate of $91,666.67 of working capital loans were made by our Founders, and in connection therewith the Company issued convertible promissory notes which bear no interest and are repayable in full upon the consummation of the initial business combination. On July 10, 2019, our Founders loaned the Company an aggregate of an additional $64,932.77. The initial convertible promissory notes were canceled and exchanged for identical notes in the aggregate amount of $156,599.44. On August 9, 2019, an additional aggregate of $107,499.82 of working capital was loaned to the Company by three of the Founders, and as a result the Company cancelled certain of the reissued convertible promissory notes and reissued such convertible promissory notes to include the aggregate of both the first, second, and third working capital loans to the Company for each such payee. The Company also issued new convertible promissory notes in the aggregate amount of $145,068.37 to certain members of our sponsor who assumed the payment obligations of certain of our Founders.

Pursuant to the terms of that certain registration rights agreement, the holders of our Founder Shares issued and outstanding, as well as the holders of the private placement units and any units the Founders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the shares issued or issuable to the Initial Stockholders can elect to exercise these registration rights at any time commencing with the consummation of the initial business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of the initial business combination. Notwithstanding the foregoing, certain holders may not exercise their demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the registration statement, December 12, 2017 and may not exercise their demand rights on more than one occasion. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The sponsor has agreed that, commencing on the effective date of the registration statement, December 7, 2017, through the earlier of our consummation of the initial business combination or our liquidation, it will make available to the Company certain general and administrative services, including office space, utilities and administrative support, as the Company may require from time to time. The Company has agreed to pay the sponsor an aggregate of $20,000 per month for these services. Dr. Avi S. Katz, our President, Chief Executive Officer, Secretary and Executive Chairman of the Board, is the manager of the sponsor. In addition, he and Mr. Miotto, one of our independent directors, have formed a partnership, which is also managed by Dr. Katz and which has a financial and voting interest in the sponsor that entitles this partnership to participate in any economic return that the sponsor receives for its investment in the Company in accordance with terms negotiated with the other holders of financial and voting interests in the sponsor. Accordingly, they will benefit from the transaction to the extent of their interest in the sponsor. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. We believe, based on rents and fees for similar services in the San Francisco Bay Area, that the fee charged by the sponsor is at least as favorable as we could have obtained from an unaffiliated person.

On October 10, 2017, we entered into a Strategic Services Agreement with Barrett Daniels, our former Vice President and Chief Financial Officer, which was effective through July 1, 2018, Mr. Daniels’s last day providing services for the Company. Mr. Daniels was paid an hourly rate of $300 per hour for his services. On July 1, 2018 we entered into a Strategic Services Agreement with Tara McDonough, which was effective through August 12, 2019, Ms. McDonough’s last day providing services for the Company. Ms. McDonough, who succeeded Mr. Daniels as Vice President and Chief Financial Officer, was paid at an hourly rate of $175 per hour. On August 6, 2019, we entered into a Strategic Services Agreement with Brad Weightman, effective August 12, 2019 for an initial term of one year. Pursuant to Mr. Weightman’s Strategic Services Agreement, he is paid a monthly rate of $5,000 per month.

During the year ended September 30, 2018, the Company purchased consulting services in the amount of $14,400 from Sentienz Inc., a technology solutions company. Mr. Porter, a member of our Board, is the

Executive Chairman of Sentienz Inc. The fees paid were comparable to fees charged for similar services by other technology solutions companies.

The Company’s IPO prospectus and current amended and restated certificate of incorporation (the “Current Charter”) provided that the Company had until March 12, 2019 (the date which was 15 months after the consummation of the IPO) to complete the initial business combination. The Current Charter permitted the Company to extend such 15 month period an additional 3 months if the Founders deposited an amount equal to the aggregate total of $0.10 per public share. On March 6, 2019, the Company issued four unsecured promissory notes in the aggregate principal amount of $1,437,500, representing $0.10 per public share, to the Founders. The Founders deposited such aggregate funds into the Trust Account, and as a result, the period of time the Company had to consummate the initial business combination and the date for cessation of operations of the Company if the Company has not completed the initial business combination was extended from March 12, 2019 to June 12, 2019. Subsequent to that extension, the Company amended the Current Charter on June 5, 2019, to further extend the date for consummation of the initial business combination from June 12, 2019 to December 12, 2019. In connection with such additional extension, the Founders agreed in the aggregate to deposit an additional $240,000 into the Trust Account by the 12th day of each month, beginning with June 12, 2019. On each of June 10, 2019, July 10, 2019 and August 9, 2019, our Founders or certain of their affiliates deposited an aggregate principal amount of $240,000 into the trust account for each such monthly extension, for a total aggregate deposit of $720,000 into the trust account. Our Founders or certain of their affiliates have also loaned the Company $240,000 for the deposit to be made into the trust account no later than September 12, 2019, and as a result, were issued unsecured promissory notes in the aggregate total amount of $960,000 for such extensions. All of the promissory notes issued in conjunction with these extensions bear no interest and are repayable in full upon the consummation of the initial business combination.

Other than the foregoing, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to the sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of the initial business combination (regardless of the type of transaction that it is). However, such individuals will receive the repayment of any loans from the sponsor, officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After the initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider the initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE — ELECTION OF FIVE DIRECTORS

Our Board of Directors consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Dr. Katz and Messrs. Miotto, Mikulsky, Wang and Porter are nominated for election at this Annual Meeting of stockholders to hold office until the annual meeting of stockholders in 2020, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a director, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The five nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of BPM as our independent registered public accounting firm for the fiscal year ending September 30, 2019. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of BPM as our independent registered public accounting firm for the fiscal year ending September 30, 2019, our Audit Committee intends to reconsider the selection of BPM as our independent registered public accounting firm.

BPM has audited our financial statements for the fiscal year ended September 30, 2018. A representative of BPM is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to BPM for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. For the year ended September 30, 2018, BPM billed fees in the aggregate in the amount of $148,506 for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC. The above amount include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards, including permitted due diligence services related to a potential business combination. For the year ended September 30, 2018, BPM billed fees in the aggregate in the amount of $51,485 for audit-related services rendered.

Tax Fees.    During the year ended September 30, 2018, we did not pay BPM any fees for professional services relating tax compliance, tax planning or tax advice.

All Other Fees.    We did not pay BPM for other services for the year ended September 30, 2018.

Our Audit Committee has determined that the services provided by BPM are compatible with maintaining the independence of BPM as our independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the Audit Committee charter.

Vote Required

The ratification of the appointment of BPM requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of BPM as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2020 Annual Meeting

A stockholder who intends to have a stockholder proposal included in the Company’s proxy statement for the 2020 Annual Meeting pursuant to Rule 14a-8 under the Securities Act of 1934 must submit such proposal so that it is received by the Company’s Secretary at its offices at 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303 no later than May 1, 2020. In addition, any such submission must comply with all of the requirements of Rule 14a-8 applicable to stockholder proposals.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the 90th day and not earlier than the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of  (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2020 Annual Meeting, assuming the meeting is held on or about September 26, 2020, notice of a nomination or proposal must be delivered to us no later than June 28, 2020 and no earlier than May 30, 2020. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Pursuant to the rules of the SEC, unless we have received contrary instructions, we are permitted to send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

• If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at c/o GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303 Attention: Secretary or by telephone at (650) 276-7040, to inform us of his or her request; or

• If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303, Attn: Secretary.

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Telephone: (212) 929-5500 (Call Collect)

or

Call Toll-Free: (800) 322-2885

E-mail: proxy@mackenziepartners.com

GIGCAPITAL, INC.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

SEPTEMBER 26, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

GIGCAPITAL, INC.

The undersigned hereby appoints Dr. Avi S. Katz and Brad Weightman, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of GigCapital, Inc. (the “Company”) held of record by the undersigned at the close of business on September 3, 2019 at the Annual Meeting of Stockholders to be held at the offices of the Company, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303 on September 26, 2019, at 10:00 a.m., local time, or any adjournment or postponement thereof  (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

GIGCAPITAL, INC.

This Proxy Statement and the 2018 Annual Report on Form 10-K are available at:

https://www.cstproxy.com/gigcapital/2019

GIGCAPITAL, INC.

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” PROPOSAL TWO.

1. To elect five Directors to serve on the Company’s Board of Directors until the 2020 annual meeting of stockholders or until their successors are elected and qualified.

Election of Directors: Dr. Avi S. Katz, Neil Miotto, John Mikulsky, Peter Wang and Jack Porter

For All ☐            Withhold All ☐            For All Except* ☐

* Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.    ___________________

2. Ratification of the selection by the Audit Committee of BPM LLP to serve as our independent registered public accounting firm for the year ending September 30, 2019.

For ☐            Against ☐            Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Date , 2019

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.